REPORTING SEGMENTS AND GEOGRAPHIC INFORMATION (Tables)	12 Months Ended
Dec. 31, 2021
Segment Reporting [Abstract]
Schedule of revenue by region
	Year ended December 31,
	2021	2020	2019
United States	135,291	105,321	75,072
Rest of world	56,914	42,138	28,687
Israel	1,098	847	1,370
	$193,303	$148,306	$105,129

Schedule of property and equipment, net by region
	December 31,
	2021	2020
Israel	$8,829	$7,244
United States	1,778	1,283
Rest of world	278	102
Total property and equipment, net	$10,885	$8,629